Item #4 Form ABS Due Diligence 15E

Item #5 Form ABS Due Diligence 15E

To Whom It May Concern:

Linear Title & Closing Ltd. (“Linear”) was engaged by Bayview Fund Management LLC as diligence agent to provide title reports for a population of 434 mortgage loans. Linear, in order to provide said reports, completed a detailed land records search on each asset to obtain all of the following information as it pertains to the ownership & encumbrance of each residential asset pledged as security:

●	Vesting Information

●	Transfer/Conveyance Information

●	Mortgage Information

●	Judgment/Lien Information

●	Additional Recorded Document Information

●	Bankruptcy Information

●	Legal Description

Provided with each title report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information.

The assets reviewed in this population of 434 mortgage loans were all residential single-family & multi-family homes.

Linear completed a review of the 434 title reports to identify potential liens/judgments that may exists affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. With respect to these 434 mortgage loans:

1.	As set forth in the title reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.	As set forth in the title search reports, the subject mortgage is in 1st lien position, with the exception of:

a.	46 mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre- origination mortgage liens is $1,431,622.04. For these same loans Linear reviewed the origination title policies and affirms that none took exception to the prior mortgage liens.

b.	4 mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre- origination mortgage liens is $27,853.00. For these same loans Linear reviewed the origination title policies and affirms that four took exception to the prior mortgage liens.

c.	7 mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre- origination mortgage liens is $79,174.07. For these same loans Linear was unable to review the origination title policies to confirm there were exceptions to the prior mortgage liens.

3.	As set forth in the title search reports:

a.	7 mortgage loans with a potentially superior, post-origination lien/judgment. The total amount of such potentially superior post-origination HOA lien is $48,197.79.

b.	10 mortgage loans with a potentially superior, post-origination Municipal lien. The total amount of such potentially superior post-origination lien/judgment is $11,699.74.

Thank You,

Linear Title & Closing, Ltd.

127 John Clarke Road, 1st Floor, Middletown, RI 02842 │ Toll Free: 888-554-6327 │ Tel: 401-841-9991 │ www.lineartitle.com